UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

On March 1, 2022, Lantheus Holdings, Inc. (“Lantheus”) appointed Ms. Minnie Baylor-Henry, a renowned expert in regulatory affairs and compliance in the life sciences industry, to Lantheus’ Board of Directors (the “Board”). Ms. Baylor-Henry was appointed as a Class II Director and will serve as a member of the Compensation Committee and Science and Technology Committee of the Board.

The Board determined that Ms. Baylor-Henry qualifies as an independent director pursuant to the rules of the Nasdaq Stock Market.

Ms. Baylor-Henry will enter into a customary indemnification agreement with Lantheus and Lantheus Medical Imaging, Inc., a Delaware corporation and Lantheus’ wholly-owned subsidiary. She will receive compensation for her services on the Board and its Committees in accordance with Lantheus’s current non-employee director compensation practices, comprising of: (i) cash compensation of $55,000 per year for her service as a Director, $7,500 per year for her service as a member of the Compensation Committee, and $5,000 per year for her service as a member of the Science and Technology Committee, in each case, prorated for partial years of service; (ii) an initial grant of Restricted Stock Units (“RSUs”) valued at $25,833.33, which will vest in full on the first anniversary of the grant date; and, (iii) as part of the annual equity compensation program for Directors, an annual equity grant of RSUs valued at $155,000.00, which will vest in full on the first anniversary of the grant date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release entitled “Lantheus Announces Appointment of Minnie Baylor-Henry as New Board Member,” dated March 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel Niedzwiecki
Name:	Daniel Niedzwiecki
Title:	Senior Vice President and General Counsel

Date: March 1, 2022